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                                                                   EXHIBIT 10.21

                               AGREEMENT FOR RENT

Tenee : Dong Myung Seo

Tenant : Liquidmetal Korea Ltd.
         President Sung Taek Hong

This Lease Agreement for Rent ("Agreement") is made and entered into by and between Mr. Dong Myung Seo ("Lessor") and Liquidmetal Korea, Ltd. a company duly organized and existing under the laws of Republic of Korea ("Lessee").

NOW, THEREFORE the parties hereby agree as follows;

ARTICLE 1 (PURPOSE)

The purpose of this Agreement is for Lessee to rent the Factory and Land from Lessor for its operation.

Location : 1Block 2Lot, JuMul Industrial Complex,KyungSeo-Dong, Incheon-Si,
            Kyunggi-Do, Korea

Space : 2,083.87 Square meter (22,430.78 Square foot, 631.47Pyung)
        Lease for only 630Pyung after negotiation

ARTICLE 2 ( KEY MONEY DEPOSIT )

         Lessee shall make payment Key money deposit of 120,000,000won upon the agreement.

ARTICLE 3 (RENT)

         Lessee shall make payment at the end of every month for 12,000,000won.

ARTICLE 4 (PERIOD OF RENT)

         Lease term shall be commenced March 1st 2003 to the End of Feb 2005 and also if there is any no conflict between both parties regarding lease term, then lease shall extend 1 year automatically.

         If Lessee does not want to extend to rent for Land and Building, Lessee must
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inform to Lesser before 6 month from the lease final termination date.

ARTICLE 5 (TERMINATION)

In the case where any of the parties hereto breaches this Agreement, the non-defaulting party shall notify the defaulting party to remedy the breach within a reasonable period. If the defaulting party does not remedy within the period, the non-defaulting party may terminate this Agreement.

           .
ARTICLE 6 (APPLICATION OF LAW AND JURISDICTION)

6.1 Any matters not specifically stipulated herein shall be determined in accordance with the general commercial practices and relevant laws and regulations.

6.2 The court having jurisdiction over the place where the principal office of Lessee is located shall be the competent court for matters related to this Agreement.

                                  February 2003

Tenee : Dong Myung Seo(411224-1046913)
        Address : 1337-160, GreenTown, Jung2-Dong, WonMi-Gu,BuCheon-Si, Gyunggi-Do, Korea

Tenant : Liquidmetal Korea Ltd.
         President Sung Taek Hong

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                             TRANSLATION CERTIFICATE

The undersigned hereby certifies that the foregoing is a fair and accurate English translation of the original Agreement for Rent, which is in the Korean language.



By:    /s/ YM Lee
   ---------------------------------------
       YM Lee, Chief Financial Officer of
       Liquidmetal Korea Co., Ltd.